Exhibit 10-4
AMENDMENT NO. 1 TO CREDIT AGREEMENT
     AMENDMENT dated as of November 22, 2005 (this “Amendment”) to the Credit Agreement dated as of December 7, 2004 among The Clorox Company, Citicorp USA, Inc. and JPMorgan Chase Bank, N.A., as Administrative Agents, and the other Agents and Banks parties thereto (the “Agreement”).
W I T N E S S E T H :
     WHEREAS, the Agreement includes a provision whereby the Commitments of the Banks may be extended from time to time; and
     WHEREAS, the parties hereto desire to amend this provision to modify the timetable specified therein; and
     WHEREAS, the parties hereto also desire to utilize this Amendment to memorialize the initial extension of Commitments pursuant to said provision;
     NOW, THEREFORE, the parties hereto agree as follows:
     Section 1 . Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Agreement shall, after this Amendment becomes effective, refer to the Agreement as amended hereby.
     Section 2 . Amendment. Section 2.01(b) of the Agreement is amended to read as follows:
     ”Extension of Commitments. The Borrower may, upon not less than 45 days notice to the Servicing Agent (which shall notify each Bank of receipt of such request), propose to extend the Termination Date for an additional one-year period measured from the Termination Date then in effect. Each Bank shall endeavor to respond to such request, whether affirmatively or negatively (such determination in the sole discretion of such Bank), by notice to the Borrower and the Servicing Agent within 30 days of its receipt of such request. Subject to the execution by the Borrower, the Administrative Agents and such Banks of a duly completed Extension Agreement in substantially the form of Exhibit H (or other comparable documentation satisfactory to the Borrower and the Administrative Agents), the Termination Date applicable to the Commitment of each Bank so affirmatively notifying the Borrower and the Servicing Agent shall be extended for the period specified above; provided that the Termination Date shall not be extended unless Banks having at least 66 2/3% in aggregate amount of the Commitments in effect at the time any such extension is requested shall have elected so to extend their Commitments. Any Bank which does not give such notice to the Borrower and the Servicing Agent shall be deemed to have elected not to extend as requested, and the Commitment of each non-extending Bank shall terminate on, and each of its outstanding Loans shall mature on a date no later than, the Termination Date determined without giving effect to such requested extension. The Borrower shall have the right, with the assistance of the Administrative Agents, to seek a mutually satisfactory substitute bank or banks or other financial institution (which may be, but need not be, an extending Bank) to replace a non-extending Bank.”
     Section 3 . Extension of Commitments. The Termination Date is hereby extended for a one-year period to December 7, 2010 as applicable to the Commitment of each Bank from which the Servicing Agent shall have received a signed counterpart as contemplated by Section 7(b) hereof.
     Section 4 . Representations of Borrower. The Borrower represents and warrants that on and as of the date hereof (i) the representations and warranties of such Borrower set forth in Article 4 of the Agreement are true and (ii) no Default has occurred and is continuing on such date.
     Section 5 . Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     Section 6 . Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     Section 7 . Effectiveness. (a) Section 2 of this Amendment shall become effective when the Servicing Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Servicing Agent) that such party has signed a counterpart hereof.
     (b) Section 3 of this Amendment shall become effective when the Servicing Agent shall have received from each of the Borrower, the Administrative Agents and Banks having at least 66 2/3% in aggregate amount of the Commitments a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Servicing Agent) that such party has signed a counterpart hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

THE CLOROX COMPANY
By:	/s/ Charles R. Conradi
	Name:	Charles R. Conradi
	Title:	Treasurer

By:	/s/ Mary Beth Springer
	Name:	Mary Beth Springer
	Title:	Group V.P.

CITICORP USA, INC., as a Bank, as Servicing Agent and as Administrative Agent
By:	/s/ J. Gregory Davis
	Name:	J. Gregory Davis
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Bank and as Administrative Agent
By:	/s/ William P. Rindfuss
	Name:	William P. Rindfuss
	Title:	Vice President

WACHOVIA BANK, N.A., as a Bank
By:	/s/ Thomas M. Harper
	Name:	Thomas M. Harper
	Title:	Senior Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD., SEATTLE BRANCH, as a Bank
By:	/s/ Tsuneto Kodama
	Name:	Tsuneto Kodama
	Title:	General Manager

ING CAPITAL LLC, as a Bank
By:	/s/ Bill Redmond
	Name:	Bill Redmond
	Title:	Managing Director

BNP PARIBAS, as a Bank
By:	/s/ Katherine Wolfe
	Name:	Katherine Wolfe
	Title:	Director

By:	/s/ Sandy Bertram
Sandy Bertram
Vice President

CALYON NEW YORK BRANCH, as a Bank
By:	/s/ Dianne M. Scott
	Name:	Dianne M. Scott
	Title:	Managing Director

By:	/s/ Richard Laborie
	Name:	Richard Laborie
	Title:	Director

WILLIAM STREET COMMITMENT CORPORATION (Recourse only to assets of William Street Commitment Corporation), as a Bank
By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Assistant Vice President

THE BANK OF NEW YORK, as a Bank
By:	/s/ Lisa Y. Brown
	Name:	Lisa Y. Brown
	Title:	Managing Director

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., as a Bank
By:	/s/ Hector O. Villegas
	Name:	Hector O. Villegas
	Title:	Vice President Global Corporate Banking

By:	/s/ Giampaolo Consigliere
Giampaolo Consigliere
Vice President Global Trade Finance

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank
By:	/s/ Margarita Chichioco
	Name:	Margarita Chichioco
	Title:	Vice President

UNION BANK OF CALIFORNIA, N.A., as a Bank
By:	/s/ J. William Bloore
	Name:	J. William Bloore
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Bank
By:	/s/ Janet Jordan
	Name:	Janet Jordan
	Title:	Vice President

SANPAOLO IMA S.P.A., as a Bank
By:	/s/ Renato Carducci
	Name:	Renato Carducci
	Title:	G.M.

SANPAOLO IMA S.P.A., as a Bank
By:	/s/ Robert Wurster
	Name:	Robert Wurster
	Title:	S.V.P.

FIFTH THIRD BANK, as a Bank
By:	/s/ Gary S. Losey
	Name:	Gary S. Losey
	Title:	AVP — Relationship Manager

THE NORTHERN TRUST COMPANY, as a Bank
By:	/s/ John P. Brazzale
	Name:	John P. Brazzale
	Title:	Vice President